David P. Oelman    doelman@velaw.com

Tel 713.758.3708    Fax 713.615.5861

March 28, 2006

Via EDGAR and FACSIMILE

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-7010

Mail Stop 7010

Attention: Carmen Moncada-Terry

Re:	Alliance Holdings GP, L.P.

Registration Statement on Form S-1

File No. 333-129883

Ladies and Gentlemen:

Alliance Holdings GP, L.P. (the “Partnership”) is filing today, via EDGAR, Amendment No. 3 (“Amendment No. 3”) to the above referenced registration statement on Form S-1 (the “Registration Statement”).

Set forth below are the Partnership’s responses to the comments and requests for additional information contained in the letter from the staff of the Division of Corporation Finance (the “Staff”) of the Securities and Exchange Commission (the “Commission”) dated March 2, 2006. For your convenience, the exact text of the comments provided by the Staff have been included in bold face type preceding each response in the order presented in the comment letter. Each response below has been prepared and is being provided by the Partnership, which has authorized us to respond to the Staff’s comments on its behalf. Unless the context otherwise requires, all references to page numbers in the responses to the Staff’s comments correspond to the pages in Amendment No. 3 that the Partnership is filing today via EDGAR.

Business of Alliance Resource Partners, L.P., page 101

1.	We note your response number 1. In this, or a more appropriate part of the prospectus, discuss the business reasons for acquiring a property which is not accretive to cash available for distribution.

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Securities and Exchange Commission March 28, 2006 Page 2

Response: The Registration Statement has been revised to discuss the business reasons for acquiring a property which is not accretive to cash available for distribution. Please see pages 12 and 104.

Risk Factors, page 22

The sale or exchange of 50% or more of our capital profits interests….page 48

2.	We note your response to comment 2. Please expand this section and the Material Tax Consequences section on page 168 to discuss in more detail the extent of the increase in unitholders’ taxable income as a result of ARLP’s or your termination as partnerships. Also discuss the impact of ARLP or you being treated as new partnerships for federal income tax purposes.

Response: The Registration Statement has been revised to discuss in more detail the extent of the increase in unitholders’ taxable income as a result of ARLP’s or the Partnership’s termination as partnerships and to discuss the impact of ARLP or the Partnership being treated as new partnerships for federal income tax purposes. Please see pages 48 and 183.

Please direct any questions that you have with respect to the foregoing or with respect to Amendment No. 3 to David P. Oelman at (713) 758-3708.

Very truly yours,

/s/ David P. Oelman